                       THIRD AMENDMENT TO CREDIT AGREEMENT


            THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 17, 1997, among TRANSWORLD HOME HEALTHCARE, INC. (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :


            WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower has entered into the HMI Merger Agreement with Health Management, Inc. ("HMI"), pursuant to which the Borrower may, subject to obtaining the necessary consents pursuant to the Credit Agreement, merge IMH Acquisition Corp., a Wholly-Owned Subsidiary of the Borrower, with and into HMI, with HMI being the surviving company;

            WHEREAS, the Borrower desires to amend the HMI Merger Agreement;

            WHEREAS, the Borrower desires to consummate a stock purchase agreement pursuant to which Hyperion TW Fund L.P. will acquire 4,116,456 shares of common stock of the Borrower for an aggregate purchase price of $40,650,000;

            WHEREAS, the Borrower desires to consummate a stock purchase agreement pursuant to which Hyperion Partners II L.P. will acquire 1,234,176 shares of common stock of the Borrower in exchange for $15,196,948 in trade payables;

            WHEREAS, the Borrower desires to consummate a stock purchase agreement pursuant to which Hyperion Partners II L.P. will acquire 898,877 shares of common stock of the Borrower for an aggregate price of $10,000,000;

            WHEREAS, the Borrower desires to pay $3,200,000 within five business days after the execution of the Restated Stipulation of Partial Settlement of the consolidated class actions under the caption In re Health Management, Inc. Securities Litigation, Master File No. 96 Civ. 0889 (ADS) (the "Restated Stipulation of Partial Settlement") and within five days after the Merger Effective Date (as defined in the Restated Stipulation of Partial Settlement) to pay an additional $1,350,000 pursuant to and in accordance with the Restated Stipulation of Partial Settlement;

            WHEREAS, the Borrower desires to make advances and loans to HMI for its general corporate and working capital purposes in an aggregate principal amount not to exceed $2,000,000;

            WHEREAS, the Borrower desires to purchase 1,765,000 shares of common stock of Omnicare PLC for approximately $3,100,000;

            WHEREAS, the Borrower desires to change its corporate name to Transworld HealthCare, Inc.;

            WHEREAS, the Borrower has requested certain amendments to the Credit Agreement in connection with the transactions described in the eight preceding recitals and to effect certain other changes to the Credit Agreement; and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


            NOW, THEREFORE, it is agreed:

I.       Amendments and Modifications to Credit Agreement.

         1. Section 3.03(e) of the Credit Agreement is hereby amended by inserting the phrase "(u) the Supplemental Equity Financing," immediately after the phrase "proceeds received from" appearing therein.

         2. Section 8.01(k) of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end of the second sentence thereof the following new proviso:

            "; provided that notwithstanding the requirements set forth above, the Borrower shall not be required to deliver the monthly report for the month of February, 1997 until April 25, 1997".

         3. Section 8 of the Credit Agreement is hereby amended by adding the following new Section 8.19 immediately after the existing Section 8.18 thereof:

            "8.19 Supplemental Payables Equity Financing. The Borrower shall consummate the Supplemental Payables Equity Financing and receive the Hyperion Trade Payables within 180 days of the Third Amendment Effective Date."

         4. Section 9.04 of the Credit Agreement is hereby amended by (w) deleting the word "and" at the end of clause (h) thereof, (x) relettering clause
(i) thereof as clause (j) and (y) inserting immediately prior to relettered clause (j) the following new clause:

            "(i) Indebtedness in the form of Contingent Obligations resulting from the Borrower entering into the Restated Stipulation of Partial Settlement; provided that the Borrower may make no payments with respect to such Contingent Obligations except in accordance with the terms hereof and the Restated Stipulation of Partial Settlement; and"

         5. Section 9.05(a) of the Credit Agreement is hereby amended by inserting the following new proviso immediately after the phrase "five consecutive business days;" appearing in the first proviso thereto:

            "provided further, that so long as no Default or Event of Default then exists the preceding proviso shall not apply during the period from and including the Third Amendment Effective date to and including the nine month anniversary date of the Third Amendment Effective Date;"

         6. Section 9.05 of the Credit Agreement is hereby amended by (x) deleting the period at the end of clause (m) thereof and inserting in lieu thereof a semi-colon and (y) inserting the following additional clauses at the end thereof:

            "(n) the Borrower may make the First Settlement Payment in accordance with the terms of the Restated Stipulation of Partial Settlement so long as (1) concurrently with the making of the First Settlement Payment, HMI shall have delivered to the Borrower the HMI $3.2 Million Note, (2) the Borrower shall have delivered the HMI $3.2 million Note to the Collateral Agent for pledge pursuant to the Pledge Agreement, (3) no Default or Event of Default is in existence at the time of the payment thereof or immediately after giving effect thereto,
         (4) all representations and warranties contained herein and in the other

         Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of the First Settlement Payment (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (5) the First Restated Stipulation of Partial Settlement Condition shall have been satisfied, (6) the HMI Merger Agreement shall have been amended by the Second HMI Merger Agreement Amendment in accordance with the permission granted by clause (z) of the proviso to Section 9.12(a)(i) and (7) the Restated Stipulation of Partial Settlement shall prohibit the HMI Escrow Agent from distributing any funds to any Person for any purpose (other than up to $100,000, in the aggregate, to pay costs and expenses, plus amounts paid for taxes and tax expenses, in accordance with the terms of the Second Restated Stipulation of Partial Settlement) until the Second Restated Stipulation of Partial Settlement Condition shall have been satisfied and shall require the Escrow Agent to return to the Borrower all funds held by the HMI Escrow Agent (other than amounts expended in accordance with the terms hereof) in the event that the Second Restated Stipulation of Partial Settlement Condition is not satisfied or the Restated Stipulation of Partial Settlement is terminated, cancelled, or fails to become effective for any reason;

            (o) the Borrower may make the Second Settlement Payment in accordance with the terms of the Restated Stipulation of Partial Settlement so long as (1) concurrently with the making of the Second Settlement Payment, HMI shall have delivered to the Borrower the HMI $1.35 Million Note, (2) the Borrower shall have delivered the HMI $1.35 million Note to the Collateral Agent for pledge pursuant to the Pledge Agreement, (3) no Default or Event of Default is in existence at the time of the payment thereof or immediately after giving effect thereto,
         (4) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of the Second Settlement Payment (both before and after giving affect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (5) the Second Restated Stipulation of Partial Settlement Condition shall have been satisfied and (6) the HMI Merger shall have been consummated in accordance with this Agreement (if same occurs);

            (p) the Borrower may acquire and hold the Hyperion Trade Payables so long as (1) no Default or Event of Default is in existence at the time of the issuance thereof or immediately after giving effect thereto, (2) the sole consideration for the acquisition of the Hyperion Trade Payables shall consist of the issuance of shares of common stock of the Borrower as part of the Supplemental Equity Financing, and (3) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the acquisition of the Hyperion Trade Payables (both before and after giving affect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

            (q) the Borrower may consummate the Omnicare Stock Purchase so long as (1) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto,
         (2) all consideration therefor shall be paid in cash in an aggregate amount not to exceed $3,100,000, (3) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of consummation of the Omnicare Stock Purchase (both before and after giving affect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (4) neither the Borrower nor any of its Subsidiaries is or becomes liable for any Indebtedness or other obligations of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) of Omnicare or any of its Subsidiaries, (5) such purchase is consummated in all respects pursuant to and in accordance with the Omnicare Stock Purchase Documents and (6) all of the Omnicare stock acquired pursuant Omnicare Stock Purchase Documents shall be pledged pursuant to the Pledge Agreement (and, if requested by the Collateral Agent or the Required Banks, another or a supplemental pledge agreement governed by the laws of England) and the certificates, if any, representing such stock together with stock powers duly executed in blank, shall have been delivered to the Collateral Agent (and, to the extent requested by the Collateral Agent or the Required Banks, such additional steps or actions, if any, as shall be reasonably requested under English law shall be taken with respect thereto); and

            (r) the Borrower, in its discretion, may, at any time and from time to time after the occurrence of the Third Amendment Effective Date make advances and loans in the form of additional HMI Loans to the HMI Borrowers for their general corporate and working capital purposes, so long as (i) the aggregate amount (determined without regard to any write-downs or write-offs thereof) of such additional HMI Loans made pursuant to this clause (r) does not exceed $2,000,000 and (ii) each such additional HMI Loan is evidenced by an HMI Note pledged by the Borrower pursuant to the Pledge Agreement."

         7. Section 9.07 of the Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (iv) thereof and inserting in lieu thereof a comma and (y) inserting the following clauses at the end thereof:

         ", (vi) the Supplemental Equity Financing shall be permitted and (vii) the Omnicare Stock Purchase shall be permitted".

         8. Section 9.12(a)(i) of the Credit Agreement is hereby amended by (u) inserting the phrase ", the Omnicare Stock Purchase Documents, the HMI $1.35 Million Note, the HMI $3.2 Million Note" immediately after the phrase "the Existing Indebtedness" appearing therein, (v) relettering clauses (x) and (y) of the second proviso thereto as clauses (v) and (w), respectively, (w) deleting the word "and" appearing immediately before the relettered clause (w) of the second proviso thereto and inserting in lieu thereof a comma, (x) inserting the phrase the ", the Second HMI Merger Agreement and Stock Purchase Agreement Amendment, the Third HMI Merger Agreement and Stock Purchase Agreement Amendment, the Fourth HMI Merger Agreement and Stock Purchase Agreement Amendment and the Fifth HMI Merger Agreement and Stock Purchase Agreement Amendment" immediately after the phrase "the First HMI Merger Agreement and Stock Purchase Agreement Amendment" appearing in the second proviso thereto and
(y) inserting the following additional clauses at the end thereof:

         "(x) the HMI Merger Agreement may be amended by the Second HMI
         Merger Agreement Amendment and (y) the Borrower may, in its discretion, unless the Required Banks shall direct the Borrower otherwise, amend the HMI Acknowledgement to extend the Additional Forbearance Period (as defined in the HMI Acknowledgement Agreement) for successive periods of up to 18 days".

         9. Section 9.12(a)(ii) of the Credit Agreement is hereby amended by deleting the word "or" appearing at the end thereof.

         10. Section 9.12(a)(iii) of the Credit Agreement is hereby amended by
(x) inserting the phrase ", the Partners II First Stock Purchase Agreement, the Partners II Second Stock Purchase Agreement and the TW Fund II Stock Purchase Agreement" immediately after the phrase "any Shareholders' Agreement" appearing therein and
(y) deleting the period at the end thereof and inserting in lieu thereof the phrase "; or".

         11. Section 9.12(a) of the Credit Agreement is hereby amended by inserting the following additional clause at the end thereof:

            "(iv) amend or modify, or consent to the amendment or modification of, the Restated Stipulation of Partial Settlement."

         12. Section 10.03 of the Credit Agreement is hereby amended by inserting the phrase ", 8.19" immediately prior to the phrase "or 9" appearing therein.

         13. Section 11 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definitions:

            "Fifth HMI Merger Agreement and Stock Purchase Agreement Amendment" shall mean the amendment to the HMI Merger Agreement and the HMI Stock Purchase Agreement, dated January 10, 1997, among the Borrower, IMH Acquisition Corp. and HMI.

            "First Restated Stipulation of Partial Settlement Condition" shall mean that the Restated Stipulation of Partial Settlement shall be in the form required by the definition thereof and shall be executed by all the parties thereto.

            "First Settlement Payment" shall mean the payment by the Borrower to the HMI Escrow Agent of $3,200,000 in cash in all respects pursuant to and in accordance with the Restated Stipulation of Partial Settlement.

            "Fourth HMI Merger Agreement and Stock Purchase Agreement Amendment" shall mean the amendment to the HMI Merger Agreement and the HMI Stock Purchase Agreement, dated December 23, 1996, among the Borrower, IMH Acquisition Corp. and HMI.

            "HMI $1.35 Million Note" shall mean that certain intercompany promissory note in an aggregate principal amount of $1,350,000, issued by HMI in favor of the Borrower, all the terms and conditions of which shall be in form and substance satisfactory to the Agent.

            "HMI $3.2 Million Note" shall mean that certain unsecured promissory note in an aggregate principal amount of $3,200,000, issued by HMI in favor of the Borrower, all the terms and conditions of which shall be in form and substance satisfactory to the Agent.

            "HMI Escrow Agent" shall mean the "Escrow Agent" under, and as defined in the Restated Stipulation of Partial Settlement.

            "Hyperion Partners II" shall mean Hyperion Partners II L.P., a Delaware limited partnership.

            "Hyperion Trade Payables" shall mean (i) $12,396,948 of face amount of accounts receivables originally owed by HMI to FoxMeyer Corporation and its subsidiaries and incurred on or before November 13, 1996 and assigned to Hyperion Partners II by California Golden State Finance Company pursuant to an Agreement of Transfer of Receivables, dated November 19, 1996 and (ii) $2,800,000 of face amount of accounts receivables originally owed by HMI to Bindley Western Industries, Inc. and assigned to Hyperion Partners II by Bindley Western Industries, Inc. pursuant to a Purchase and Sale Agreement, dated December 20, 1996.

            "Hyperion TW Fund" shall mean Hyperion TW Fund L.P., a Delaware limited partnership.

            "Omnicare" shall mean Omnicare PLC, a British corporation.

            "Omnicare Stock Purchase" shall mean the purchase by the Borrower of 1,765,000 shares of the common stock of Omnicare, representing not more than 20% of the issued and outstanding share capital of Omnicare.

            "Omnicare Stock Purchase Agreement" shall mean the stock purchase agreement between the Borrower and Hyperion Partners II, all of the terms and conditions of which shall be required to be satisfactory in form and substance to the Agent and the Required Banks in their sole and absolute discretion.

            "Omnicare Stock Purchase Documents" shall mean the Omnicare Stock Purchase Agreement and any other agreement entered into in connection with the Omnicare Stock Purchase, together with any annexes, exhibits or schedules thereto.

            "Partners II First Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of January 8, 1997, between the Borrower and Hyperion Partners II.

            "Partners II Second Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of March 26, 1997, between the Borrower and Hyperion Partners II.

            "Restated Stipulation of Partial Settlement" shall mean the Restated and Amended Stipulation of Partial Settlement of the consolidated class actions under the caption In re Health Management, Inc. Securities Litigation Master File No. 96 Civ. 0889 (ADS) in the form of the draft dated as of April 14, 1997 provided to the Agent or otherwise in form and substance satisfactory to the Agent and the Required Banks.

            "Second HMI Merger Agreement Amendment" shall mean the Second Amendment to the HMI Merger Agreement, dated as of March 26, 1997, among the Borrower, IMH Acquisition Corp. and HMI.

            "Second HMI Merger Agreement and Stock Purchase Agreement Amendment" shall mean the amendment to the HMI Merger Agreement and the HMI Stock Purchase Agreement, dated November 27, 1996, among the Borrower, IMH Acquisition Corp. and HMI.

            "Second Restated Stipulation of Partial Settlement Condition" shall mean that the Restated Stipulation of Partial Settlement shall be in the form required by the definition thereof and such settlement shall have been finally approved by the United States District Court and an order of such court entered thereon, and all applicable proceedings for review, appeals and rights of appeal of such order (other than a proceeding or order, or any appeal or petition for a writ of certiorari, pertaining solely to any plan of allocation and/or application for attorneys' fees, costs or expenses) shall have been exhausted or all applicable waiting periods during which any appeal or other request for review of such order (other than a proceeding or order, or any appeal or petition for a writ of certiorari, pertaining solely to any plan of allocation and/or application for attorneys' fees, costs or expenses) may be made shall have expired without any appeal have being filed.

            "Second Settlement Payment" shall mean the payment by the Borrower to the HMI Escrow Agent of $1,350,000 in cash in all respects pursuant to and in accordance with the Restated Stipulation of Partial Settlement.

            "Supplemental Cash Equity Financing" shall mean the issuance by the Borrower of 4,116,456 shares of Borrower Common Stock for an aggregate purchase price of $40,650,000 in all respects pursuant to and in accordance with the TW Fund II Stock Purchase Agreement and the issuance by the Borrower of 898,877 shares of Borrower Common Stock for an aggregate purchase price of $10,000,000 in all respects pursuant to and in accordance with the Partners II First Stock Purchase Agreement.

            "Supplemental Equity Financing" shall mean the Supplemental Cash Equity Financing and the Supplemental Payables Equity Financing.

            "Supplemental Payables Equity Financing" shall mean the issuance by the Borrower of 1,234,176 shares of Borrower Common Stock in return for the transfer to the Borrower of the Hyperion Trade Payables in all respects pursuant to and in accordance with the Partners II Second Stock Purchase Agreement.

            "Third Amendment Effective Date" shall mean the Third Amendment Effective Date under, and as defined in, the Third Amendment, dated as of April 17, 1997, to this Agreement.

            "Third HMI Merger Agreement and Stock Purchase Agreement Amendment" shall mean the amendment to the HMI Merger Agreement and the HMI Stock Purchase Agreement, dated December 12, 1996, among the Borrower, IMH Acquisition Corp. and HMI.

            "TW Fund II Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of March 26, 1997, between the Borrower and Hyperion TW Fund L.P.

         14. Notwithstanding anything to the contrary contained in the Credit Agreement or the other Credit Documents, the Required Banks hereby consent to the change of the name of the Borrower from "Transworld Home Healthcare, Inc." to "Transworld HealthCare, Inc."; provided that (i) the Borrower shall give the Agent and the Banks at least 30 days' prior written notice of the effective date of such name change, (ii) the Borrower shall have delivered to the Agent executed copies of amendment statements (Form UCC-3 or the appropriate local equivalent) for filing under the UCC of each jurisdiction where a Financing Statement Form UCC-1 or the appropriate equivalent was filed with respect to the Borrower in connection with the Credit Agreement and (iii) the Borrower shall have taken (and shall thereafter take) such other actions, at the Borrower's expense, as may have been reasonably requested by the Agent, the Collateral Agent or the Required Banks in connection with such name change, with respect to the Security Documents and to protect the priority and perfection of the security interests created thereunder.

         15. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower shall not be required to provide any budget not delivered on or prior to the Third Amendment Effective Date which includes the results of HMI and its Subsidiaries until April 25, 1997.

II.      Miscellaneous Provisions.

         1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         2. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE BANKS HAVE ENTERED INTO THIS THIRD AMENDMENT AT ITS REQUEST AND, TO INDUCE THE BANKS TO ENTER INTO THIS THIRD AMENDMENT AND IN CONSIDERATION OF THEIR ENTERING INTO SAME, THE BORROWER HEREBY ACKNOWLEDGES, AGREES AND CONFIRMS THAT, NOTWITHSTANDING THE OCCURRENCE OF THE SUPPLEMENTAL EQUITY FINANCING OR ANY OTHER ACTION OR EVENT,
(1) THE BORROWER WILL NOT, AND WILL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, ENTER INTO ANY TRANSACTION OF MERGER OR CONSOLIDATION OR PURCHASE OR OTHERWISE ACQUIRE (IN ONE OR A SERIES OF TRANSACTIONS) ANY PART OF THE CAPITAL STOCK, PROPERTY OR ASSETS OF OMNICARE PLC OTHER THAN AS EXPLICITLY SET FORTH IN THE CREDIT AGREEMENT AND (2) THE CONSUMMATION OF THE HMI MERGER WILL, AS PROVIDED IN
SECTION 13.20 OF THE CREDIT AGREEMENT, REQUIRE THE PRIOR WRITTEN CONSENT OF THE REQUIRED BANKS. FURTHERMORE, THE BORROWER ACKNOWLEDGES AND AGREES THAT THE REQUIRED BANKS MAY, IN THEIR SOLE DISCRETION, REFUSE TO CONSENT TO THE CONSUMMATION OF ANY OF THE TRANSACTIONS (INCLUDING WITHOUT LIMITATION THE HMI MERGER AND/OR THE EXERCISE OF THE RIGHT TO PURCHASE AND HOLD THE COMMON STOCK OF HMI PURSUANT TO THE HMI OPTION) CONTEMPLATED BY THE HMI MERGER AGREEMENT AND/OR THE HMI OPTION (OTHER THAN THE CONSUMMATION OF THE HMI STOCK PURCHASE IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT) AND/OR ANY TRANSACTION INVOLVING OMNICARE PLC OR ANY CAPITAL STOCK, PROPERTY OR ASSETS THEREOF OTHER THAN AS EXPLICITLY SET FORTH IN

THE CREDIT AGREEMENT OR IMPOSE CONDITIONS ON SUCH CONSENT, INCLUDING, WITHOUT LIMITATION, THE CONTRIBUTION OF ADDITIONAL EQUITY TO THE BORROWER (IN ADDITION TO THE SUPPLEMENTAL EQUITY FINANCING) OR FURTHER MODIFICATIONS IN THE CAPITAL STRUCTURE OF THE BORROWER. THE PARTIES HERETO HEREBY AGREE THAT NO BANK SHALL HAVE ANY LIABILITY WHATSOEVER TO ANY OF THE PARTIES HERETO, OR TO ANY OTHER PERSON, AS A RESULT OF ANY REFUSAL (FOR ANY REASON WHATSOEVER) OF ONE OR MORE OF THE BANKS TO GRANT THEIR CONSENT AS IS REQUIRED ABOVE WITH RESPECT TO THE TRANSACTIONS DESCRIBED ABOVE.

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         6. This Amendment shall become effective on the date of the consummation of the Supplemental Cash Equity Financing (the "Third Amendment Effective Date"), so long as on or prior to such date the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. If for any reason the Third Amendment Effective Date does not occur on or before April 30, 1997, the Third Amendment Effective Date shall not thereafter occur (unless the date set forth in this sentence is extended in writing by the Required Banks).

         7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                         TRANSWORLD HOME HEALTHCARE,
                                         INC.,
                                           as Borrower



                                         By /s/ Wayne Palladino
                                            ----------------------------------
                                            Title: Chief Financial Officer



                                         BANKERS TRUST COMPANY,
                                         Individually and as Agent



                                         By /s/ Gina S. Thompson
                                            ----------------------------------
                                            Title: Vice President



                                         THE BANK OF NEW YORK (NJ)



                                         By /s/ Vincent P. O'Leary
                                            ---------------------------------
                                            Vincent P. O'Leary
                                            Title: Senior Vice President

                                         BANQUE PARIBAS



                                         By /s/ David L. Canavan
                                            -----------------------------------
                                            David L. Canavan
                                            Title: Group Vice President



                                         By /s/ Judith A. Kirshner
                                            -----------------------------------
                                            Judith A. Kirshner
                                            Title: Vice President


Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Third Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Third Amendment, as well as to all prior amendments or modifications to the Credit Agreement.


                                         THE PROMPTCARE LUNG CENTER,
                                         INC.,
                                           as a Pledgor



                                         By /s/ Wayne Palladino
                                            -----------------------------------
                                            Wayne Palladino
                                            Title: Vice President



                                         STERI-PHARM, INC.,
                                           as a Pledgor



                                         By /s/ Wayne Palladino
                                            -----------------------------------
                                            Wayne Palladino
                                            Title: Vice President

                                         TRANSWORLD NURSES, INC.,
                                           as a Pledgor



                                         By /s/ Wayne Palladino
                                            -------------------------
                                            Title: Vice President



                                         RADAMERICA, INC.,
                                           as a Pledgor



                                         By /s/ Wayne Palladino
                                            -------------------------
                                            Title: Vice President


                                         RESPIFLOW, INC.,
                                           as a Pledgor



                                         By /s/ Wayne Palladino
                                            -------------------------
                                            Title: Vice President